PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2016
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net
Property and equipment consists of the following:

	As of December 31,
	2015	2016
	US$	US$

Leasehold improvement	-	1,583,641
Computer equipment	571,564	566,963
Office equipment	-	162,462
Total	571,564	2,313,066
Less: accumulated depreciation	(93,489)	(335,407)
Property and equipment, net	478,075	1,977,659